DECLARATION OF TRUST

WHEREAS Wang, Lei; Huang Lequn; Du, Yun; Song, Gesheng; Liu, Yin and Xu, Xiaobing (collectively the "Trustees") are the patent inventors and applicant of China patent application titled "Atracurium freezing-dried composition", having publication number 101084896, publication date 2007.12.12 and application number 200710127756 (the "Patent").

KNOW ALL MEN BY THESE PRESENTS that the Trustees declare that all of the beneficial and legal interest (the "Interest") in and to the Patent held by the Trustees is held by them in trust for Dongying (Jiangsu) Pharmaceutical Co., Ltd., a company organized under the laws of China (the "Beneficiary") as it may direct from time to time, and that the Trustees have no interest in the said Interest other than that of bare trustee.

The Trustees irrevocably declare that each of them will assign, transfer and set over legal title to the Interest to the Beneficiary or its nominees absolutely as and when the Beneficiary shall so demand and will not encumber or otherwise deal with the Interest in any way without the consent of the Beneficiary first had and received.

This Declaration of Trust may be registered and acted upon at such times and in such manner as the Beneficiary, at its sole discretion, considers advisable.

This Declaration of Trust may be presented to the Trustees in support of any claim of the Beneficiary to the Interest hereinbefore set out.

DATED at Sept. 23, 2008 effective the 23 day of September, 2008.

SIGNED and DELIVERED
by WANG, LEI
in the presence of:

[signature]
Signature of Witness

LEQUN HUANG
Name of Witness

2 Grandview Tr.
Address of Witness

North Haven, CT 06473

Manager
Occupation of Witness

WANG, LEI
WANG, LEI

SIGNED and DELIVERED)
by HUANG, LEQUN)
in the presence of:)

WANG, LEI
Signature of Witness

8 Zhong Tian Rd.
Name of Witness

NANTONG, CHINA
Address of Witness

Occupation of Witness

[signature]
HUANG, LEQUN

SIGNED and DELIVERED)
by DU, YUN)
in the presence of:)

QIANG LIN CHENG.
Signature of Witness

QIANG LIN CHENG
Name of Witness

8 Zhong Tian Rd.
Address of Witness

NANTONG city, CHINA

Occupation of Witness

Du Yun
DU, YUN

SIGNED and DELIVERED
by SONG, GESHENG
in the presence of:

[signature]
Signature of Witness

LEQUN HUANG
Name of Witness

2 Grandview TR.
Address of Witness
North Haven, CT 06473

Occupation of Witness

[signature]
SONG, GESHENG

SIGNED and DELIVERED
by LIU, YIN
in the presence of:

[signature]
Signature of Witness

LEQUN HUANG
Name of Witness

2 Grandview TR.
Address of Witness
North Haven, CT 06473

Manager
Occupation of Witness

LIU YIN
LIU, YIN

SIGNED and DELIVERED)
by XU, XIAOBING)
in the presence of:)

_______________________________)
Signature of Witness)

LEQUN HUANG)
Name of Witness)

2 Grandview TR.)
Address of Witness)

North Haven, CT 06473)

_______________________________)
Occupation of Witness)

____
XU, XIAOBING